                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                       Date of Report:  January 31, 1994

                            THE FOOTHILL GROUP, INC.

               (Exact name of registrant as specified in charter)

                  Delaware           0-5467                 94-1663353
                  --------           ------                 ----------

         (State of Incorporation)  (Commission          (IRS Employer
                                   File Number)       Identification No.)


                          11111 Santa Monica Boulevard
                         Los Angeles, California 90025
                    (Address of principal executive office)




                 Registrant's telephone number:  (310) 996-7000

   Item 7: Financial Statements, Pro Forma Financial Information and Exhibits



   Exhibit 28 - Additional Exhibits


   Press release announcing fourth quarter earnings and record year end results.


   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: January 31, 1994                           THE FOOTHILL GROUP, INC.



                                                  By:  C/HENRY K. JORDAN
                                                  Henry K. Jordan
                                                  Vice President and
                                                  Chief Financial Officer

                        THE FOOTHILL GROUP, INC. REPORTS

                1993 FOURTH QUARTER AND RECORD YEAR END RESULTS

                 LOS ANGELES, CALIFORNIA, January 31, 1994 . . . The Foothill Group, Inc. (NYSE-FGI) today reported a 72% increase in income from continuing operations for the year ended December 31, 1993 to a record $20,823,000, or $1.20 per fully diluted share, compared with income from continuing operations of $12,134,000, or 81 cents per fully diluted share, for the year ended December 31, 1992. Foothill reported income from continuing operations for the fourth quarter ended December 31, 1993 of $5,329,000, or 30 cents per fully diluted share, compared with income from continuing operations of $2,892,000, or 17 cents per fully diluted share, for the 1992 fourth quarter. Previously reported financial information has undergone certain reclassifications due to the spin-off of Foothill Thrift and Loan to Foothill Group shareholders on December 23, 1993. All results of Foothill Thrift and Loan through the record date for the spin-off are classified as discontinued operations. Net income for 1993 totaled $18,683,000 or $1.08 per fully diluted share as compared to $12,145,000 or 82 cents per fully diluted share for 1992.

                 Henry K. Jordan, Chief Financial Officer, said, "The
  Company's return on average assets and average equity from continuing operations for the year ended December 31, 1993 totaled 4.13% and 17.16%, respectively, as compared to 2.80% and 13.78% for the year ended December 31, 1992. Fourth quarter income from continuing operations in 1993 exceeded the 1992 fourth quarter due to improvements in interest margins, growth of the asset-based loan portfolio and strong results from money management activities. Interest margin, as a percent of average assets of continuing operations, grew to 6.96% for the 1993 fourth quarter, up from 5.92% for the year ended December 31, 1992. Asset based loans reached $514,518,000 as of December 31, 1993, up 30% from $394,895,000 as of December 31, 1992.

                 "The Company reported $4,334,000 in gains from sales of bank loans during the 1993 fourth quarter versus $837,000 in the fourth quarter of 1992. Gain on investments, which include profits from managed partnerships, were $79,000 in the 1993 fourth quarter versus $755,000 in the fourth quarter of 1992. The Company's level of nonperforming finance receivables and repossessed assets totaled $16,296,000, or 3.17% of finance receivables and repossessed assets as of December 31, 1993, as compared to the $22,057,000 or 5.71% of finance receivables and repossessed assets as of December 31, 1992.

                 "We anticipate loan growth and profits from asset-based lending activities at Foothill Capital Corporation in 1994 will remain strong. We expect gains from the sale of bank loans and profits from managed partnerships to be reported sporadically during 1994, as was the case during 1993. The Company anticipates 1994 earnings will be in excess of those reported for 1993, but not on a consistent quarterly basis. Also, the previously announced potential sale of the Company's holdings of equity and debt securities of G. Heilman Brewing Company was completed on January 24, 1994. The Company's pretax gains from sales of these positions in G. Heilman are in excess of $10 million and will be reflected in earnings in the first quarter of 1994.

                 "Equity and purchased bank debt positions owned by the Company have unrealized gains totaling $37,805,000 as of December 31, 1993, up significantly from $13,743,000 as of December 31, 1992. In addition, investments of Foothill's managed partnerships show substantial unrealized gains which, if realized, will contribute to future earnings. Effective December 31, 1993, the Company implemented Statement of Financial Accounting Standards No. 115, which governs accounting for certain investments in debt and equity securities. Under this Statement, unrealized gains, net of income taxes, on the Company's equity and purchased bank debt positions are shown on the attached balance sheet as a component of stockholders' equity and are included in the carrying value of these investments.

         "Book value per common share was $9.02 as of December 31, 1993, up from $7.78 as of December 31, 1992. Total stockholders' equity increased 18% in 1993 to a record $152 million."

        The Foothill Group, Inc. is a financial services company engaged in the asset-based lending and asset management businesses. As of December 31, 1993, Foothill had total assets owned or under management of more than $1.1 billion. Foothill Capital Corporation, its wholly-owned subsidiary, provides asset-based financing secured by accounts receivable, inventory, equipment and other assets to businesses nationwide. The parent company's asset management operation manages institutional limited partnerships which invest in the debt of companies which are in reorganization or in the process of restructuring.

                            THE FOOTHILL GROUP, INC.
                          CONSOLIDATED BALANCE SHEETS
                    DECEMBER 31, 1993 AND DECEMBER 31, 1992
                             (Dollars in thousands)


                                                                                                   DECEMBER 31,
                                                                                            -------------------------
                                                                                               1993            1992
                                                                                            ---------       ---------
ASSETS
Cash and cash equivalents                                                                   $  50,907       $  39,765
Finance receivables:
    Accounts receivable loans                                                                 326,373         186,422
    Term loans                                                                                188,145         208,473
                                                                                            ---------       ---------
        Finance receivables                                                                   514,518         394,895

    Allowance for credit losses                                                                14,057          10,527
                                                                                            ---------       ---------
        Finance receivables, net                                                              500,461         384,368


Net assets of discontinued operation                                                                -          15,830
Repossessed assets, net                                                                             -           1,782
Equity, debt and partnership investments                                                       32,842          13,992
Prepaid income taxes                                                                            9,009           8,035

Deferred fund and debt issuance costs, net                                                      9,897           7,692
Property and equipment, at cost less accumulated depreciation and
    amortization ($1,769 at December 31, 1993; $1,392 at                                        2,269           1,552
    December 31, 1992)
Other assets                                                                                    1,122           1,367
                                                                                            ---------       ---------
                                                                                             $606,507        $474,383
                                                                                            =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Commercial paper                                                                         $148,283       $  64,915
    Senior notes payable                                                                      237,404         216,560
    Accounts payable and accrued liabilities                                                   14,948          14,956
    Subordinated notes and debentures                                                          53,725          48,940
                                                                                            ---------       ---------
        Total liabilities                                                                     454,360         345,371
                                                                                            ---------       ---------

Stockholders' equity:
    Convertible preferred stock, $1.00 par value, $30.00 per share liquidation preference, 9% cumulative, 100,000 shares issued
        and outstanding                                                                         2,900           2,900
    Class A common stock, no par value, 16,538,874 shares
        issued and outstanding (16,203,523 at December 31, 1992)                              101,285          99,009
    Unrealized gains, net of tax, on marketable debt and equity securities                     19,672               -

    Retained earnings                                                                          28,290          27,103
                                                                                            ---------       ---------
        Total stockholders' equity                                                            152,147         129,012
                                                                                            ---------       ---------
                                                                                             $606,507        $474,383
                                                                                            =========       =========

                                                                           THE FOOTHILL GROUP, INC.
                                                                            (DOLLARS IN THOUSANDS)

                                                 Three months ended December 31,            Year ended December 31,
                                              ------------------------------------   -----------------------------------
                                                     1993               1992                1993              1992
                                              ----------------   -----------------   -----------------  ----------------

SELECTED OPERATING DATA*:
    Interest income                           $15,319   10.97%   $11,107    10.23%   $ 7,536    11.42%  $49,915   11.52%
    Interest expense                            5,596    4.01%     4,974     4.58%    21,064     4.18%   24,268    5.60%
                                              -------   ------   -------    ------   -------    ------  -------   ------
    Interest margin                             9,723    6.96%     6,133     5.65%    36,472     7.24%   25,647    5.92%
    Fees and other income                       8,332    5.97%     3,058     2.82%    27,288     5.41%   16,820    3.88%
                                              -------   ------   -------    ------   -------    ------  -------   ------
    Total margin                               18,055   12.93%     9,191     8.47%    63,760    12.65%   42,467    9.80%

    Gain on investments, net                       79    0.06%       755     0.70%     5,257     1.04%    3,373    0.78%
    Provision for credit losses                 3,050    2.18%       880     0.81%    12,794     2.54%    8,671    2.00%
    General and administrative expenses         5,885    4.21%     4,264     3.93%    20,322     4.03%   16,414    3.79%
                                              -------   ------   -------    ------   -------    ------  -------   ------
    Income from continuing operations before    9,199    6.60%     4,802     4.43%    35,901     7.12%   20,755    4.79%
       taxes
    Provision for income taxes - continuing
       operations                               3,870    2.77%     1,910     1.76%    15,078     2.99%    8,621    1.99%
                                              -------   ------   -------    ------   -------    ------  -------   ------
    Income from continuing operations           5,329    3.83%     2,892     2.67%    20,823     4.13%   12,134    2.80%
    Income (loss) from discontinued
       operations                              (1,236)  (0.88)%     (209)   (0.19)%   (1,579)   (0.31)%     563    0.13%
                                              -------   ------   -------    ------   -------    ------  -------   ------

    Income before extraordinary items           4,093    2.95%     2,683     2.48%    19,244     3.82%   12,697    2.93%
    Extraordinary items                          (561)  (0.40)%      (42)   (0.04)%     (561)   (0.11)%    (552)  (0.13)%
                                              -------   ------   -------    ------   -------    ------  -------   ------

    Net income                                $ 3,532    2.55%   $ 2,641     2.44%   $18,683     3.71%  $12,145    2.80%
                                              =======   ======   =======    ======   =======    ======  =======   ======

  *Percentages are computed using average assets of continuing operations and have been annualized.


Per share data (shares in thousands):
     Primary
          Income from continuing operations               $ 0.31                $ 0.17                $ 1.23               $ 0.89
          Discontinued operations                          (0.07)                (0.01)                (0.09)                0.04
          Extraordinary items                              (0.03)                    -                 (0.03)               (0.04)
                                                          ------                ------                ------               ------
          Earnings per common and common equivalent
            share                                         $ 0.21                $ 0.16                $ 1.11               $ 0.89
                                                          ======                ======                ======               ======
     Fully diluted:
          Income from continuing                          $ 0.30                $ 0.17                $ 1.20               $ 0.81
            operations
          Discontinued operations                          (0.07)                (0.01)                (0.09)                0.04
          Extraordinary items                              (0.03)                    -                 (0.03)               (0.03)
                                                          ------                ------                ------               ------
          Earnings per common share assuming full
            dilution                                      $ 0.20                $ 0.16                $ 1.08               $ 0.82
                                                          ======                ======                ======               ======
     Number of shares used in per share computations
          Primary                                         16,821                16,389                16,683               13,730
                                                          ======                ======                ======               ======
          Fully diluted                                   17,499                17,063                17,363               15,650
                                                          ======                ======                ======               ======

SELECTED BALANCE SHEET DATA:
    Total assets                              $606,507            $474,383             $606,507            $474,383

    Average assets**                           574,060             450,176              520,105             448,941
    Average assets of continuing               558,661             434,221              504,022             433,158
        operations**
    Average stockholders' equity**             145,288             126,879              137,448             103,823
    Average stockholders' equity in
        continuing operations**                129,889             110,924              121,365              88,040
    Finance receivables                        514,518             394,895              514,518             394,895
    Average finance receivables**              532,916             414,094              480,353             413,067
                                              ========            ========             ========            ========
    Sources of funds employed:
       Commercial paper and bank
           borrowings                         $148,283            $ 64,915            $148,283             $ 64,915
       Senior notes                            237,404             216,560             237,404              216,560
       Subordinated notes and debentures        53,725              48,940              53,725               48,940
       Stockholders' equity                    152,147             129,012             152,147              129,012
                                              --------            --------            --------             --------
       Total funds employed                   $591,559            $459,427            $591,559             $459,427
                                              ========            ========            ========             ========

**Averages are for the three and twelve months ended, as applicable.

                            THE FOOTHILL GROUP, INC.
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
          OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)
                            THE FOOTHILL GROUP, INC.

            SELECTED FINANCIAL DATA FOR FOOTHILL CAPITAL CORPORATION
                                  (UNAUDITED)

SELECTED FINANCIAL DATA FOR FOOTHILL CAPITAL CORPORATION:



                                          Three months ended December 31,               Year ended December 31,
                                       -------------------------------------   ---------------------------------------
(Dollars in thousands)                       1993                1992                  1993                1992
                                       -----------------  ------------------   ------------------   ------------------
SELECTED OPERATING DATA*:
   Interest income                     $ 15,026   10.98%   $ 11,025   10.17%     $ 56,636   11.43%   $ 49,543   11.49%
   Interest expense                       5,877    4.30%      5,295    4.88%       22,218    4.48%     23,113    5.36%
                                       --------   ------   --------   ------     --------   ------   --------   ------
   Interest margin                        9,149    6.68%      5,730    5.29%       34,418    6.95%     26,430    6.13%
   Fees and other income                  6,783    4.96%      2,277    2.10%       20,916    4.22%     13,485    3.13%
                                       --------   ------   --------   ------     --------   ------   --------   ------
   Total margin                          15,932   11.64%      8,007    7.39%       55,334   11.17%     39,915    9.26%
   Provision for credit losses            2,950    2.16%        879    0.81%       12,254    2.47%      8,641    2.00%
   General and administrative
     expenses                             4,815    3.52%      3,762    3.47%       16,987    3.43%     14,967    3.47%
                                       --------   ------   --------   ------     --------   ------   --------   ------
   Income before income taxes             8,167    5.96%      3,366    3.11%       26,093    5.27%     16,307    3.79%
   Provision for income taxes             3,430    2.51%      1,414    1.30%       10,959    2.21%      6,849    1.59%
                                       --------   ------   --------   ------     --------   ------   --------   ------
   Income before extraordinary items      4,737    3.45%      1,952    1.81%       15,134    3.06%      9,458    2.20%
   Extraordinary items                     (561)  (0.41)%         -      -           (561)  (0.11)%         -       -
                                       --------   ------   --------   ------     --------   ------   --------   ------
        Net income                     $  4,176    3.04%   $  1,952    1.81%     $ 14,573    2.95%   $  9,458    2.20%
                                       ========   ======   ========   ======     ========   ======   ========   ======


*Percentages are computed using average assets and have been annualized.


SELECTED BALANCE SHEET DATA:
   Total assets                        $572,630           $437,867              $572,630            $437,867
   Average assets**                     547,265            433,660               495,501             431,120
   Finance receivables                  506,673            393,530               506,673             393,530
   Average finance receivables**        525,421            413,029               476,382             412,203
                                       ========           ========              ========            ========
   Sources of funds employed:
      Commercial paper and bank
        borrowings                     $148,283           $ 64,915              $148,283            $ 64,915
      Senior notes                      233,817            216,560               233,817             216,560
      Subordinated notes and
        debentures                       64,225             62,190                64,225              62,190
      Stockholder's equity              114,133             83,127               114,133              83,127
                                       --------           --------              --------            --------
      Total funds employed             $560,458           $426,792              $560,458            $426,792
                                       ========           ========              ========            ========


**Averages are for the three and twelve months ended, as applicable.

OTHER SELECTED DATA:
   Nonperforming finance
      receivables
      and repossessed assets***        $  16,296          $  22,057             $  16,296           $  22,057
   Allowance for credit losses         $  13,857          $  10,527             $  13,857           $  10,527
   Actual writeoffs during the
      period                           $   2,450          $     880             $   8,924           $   6,161
   Number of employees                       108                100                   108                 100
                                       =========          =========             =========           =========


***Includes loans in process of foreclosure, repossessed assets and loans that have contractual installments more than sixty days past due.